Exhibit 99.1

Oncocyte Prices $29.1 Million Equity Offering

Proceeds Expected to Fund Transplant Assay Through FDA IVD Clearance and Commercial Launch

Strategic Partner Bio-Rad Invests, Boosts Support for Trial and Commercialization

IRVINE, Calif., Feb. 10, 2025 (GLOBE NEWSWIRE) — Oncocyte Corp., (Nasdaq: OCX), a pioneering diagnostics technology company, today announced that it has entered into securities purchase agreements with existing investors for a registered direct offering (“Registered Direct Offering”) and concurrent private placement (“PIPE Offering.”)

The Company’s five largest shareholders, including Bio-Rad Laboratories, Inc., (NYSE: BIO) (“Bio-Rad”), a key strategic partner of the Company, led the funding round. The round is expected to result in gross cash proceeds to the Company totaling $29.1 million priced at $2.05 per share. Two members of the Company’s management team also participated in the private placement.

In addition to its equity investment, Bio-Rad has pledged to provide valuable financial support for the upcoming clinical trial and further commercialization assistance, underscoring the depth of its strategic partnership with Oncocyte.

Combined with Oncocyte’s current cash on hand, the offering proceeds are expected to fully fund the development of the Company’s FDA In-Vitro Diagnostic (IVD) transplant assay program. FDA clearance of Oncocyte’s proprietary transplant assay is a key milestone to driving self-sustaining revenue.

Oncocyte remains committed to advancing its mission to improve patient outcomes by democratizing access to groundbreaking diagnostic solutions. The company’s immediate focus is on transplant diagnostics. Oncocyte’s proprietary technology is designed with the transplant center in mind. The assay’s simple workflow is easy to adopt and provides rapid results that allow doctors to make quicker, better decisions. Published clinical data, for example, show that Oncocyte’s technology can detect signs of kidney transplant rejection more than 11 months sooner than standard protocols. The Company intends to use the net proceeds from the offering for working capital and general corporate purposes.

“We’re going to make it easier for transplant doctors to manage their patients’ care. Securing the necessary funding to complete our FDA IVD clearance program gets us closer to making that a reality,” said Josh Riggs, the Company’s President and Chief Executive Officer. “Early feedback from our beta sites is that we’ve built technology that is fast, reliable, and easy to use. Following FDA clearance, we expect rapid adoption for clinical use at transplant centers across the U.S.”

“We are thrilled at the support from existing shareholders in funding our expected future growth as we seek to capture share in the $1 billion global transplant testing market,” said Andrea James, the Company’s Chief Financial Officer.

“Financial discipline and sound capital stewardship will remain two of our core values going forward.”

Important Details About the Offering

As noted above, the offerings were priced at $2.05 per share, which represented no discounts nor incentive warrants, and total gross proceeds of $29.1 million, before deducting offering expenses payable by the Company. The Company sold 3,609,755 shares of common stock in the registered direct offering and 7,536,708 shares of common stock and common stock equivalent pre-funded warrants to purchase 3,069,925 shares of common stock in the PIPE Offering.

The PIPE Offering was priced at least “at-the-market” under the rules and regulations of The Nasdaq Stock Market LLC and the closings of the Registered Direct Offering and the PIPE Offering are expected to occur on or about February 10, 2025, subject to the satisfaction of customary closing conditions. Needham & Company acted as a financial advisor to Oncocyte.

The Company has agreed to file a registration statement on Form S-1 under the Act with the Securities and Exchange Commission (the “SEC”), covering the resale of the shares of common stock and shares of common stock underlying the pre-funded warrants to be issued in the PIPE Offering no later than March 15, 2025, and to use reasonable best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event 15 days thereafter.

The offer and sale of the securities in the PIPE Offering described above are being offered and sold in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), and Regulation D promulgated thereunder, and have not been registered under the Act, or applicable state securities laws. Accordingly, such securities issued in the PIPE Offering may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Act and such applicable state securities laws.

The offer and sale of the securities in the Registered Direct Offering described above are being offered and sold by the Company in a registered direct offering pursuant to a “shelf” registration statement on Form S-3, as amended (File No. 333-281159), that was originally filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2024, and was declared effective by the SEC on August 7, 2024. The offering of the securities in the Registered Direct Offering is being made only by means of a base prospectus and prospectus supplement that forms a part of the effective registration statement. A final prospectus supplement and the accompanying base prospectus relating to the registered direct offering was filed with the SEC on February 10, 2025 and is available on the SEC’s website at www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

This press release contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements pertaining to the Company’s expectations regarding the completion of the offering, the satisfaction of customary closing conditions related to the offering, the intended use of proceeds from the offering in this press release constitute forward-looking statements.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors, such as market and other conditions, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include market conditions, the ability of the Company to satisfy all conditions precedent to the closing of the PIPE Offering and Registered Direct Offering, the completion of the PIPE Offering and Registered Direct Offering, the anticipated use of proceeds from the PIPE Offering and Registered Direct Offering, as well as those set forth in the Company’s annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the SEC and any subsequent public filings. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

About Oncocyte

Oncocyte is a leading diagnostics technology company. The company’s tests are designed to help provide clarity and confidence to physicians and their patients. VitaGraft™ is a clinical blood-based solid organ transplantation monitoring test. GraftAssure™ is a research use only (RUO) blood-based solid organ transplantation monitoring test. DetermaIO™ is a gene expression test that assesses the tumor microenvironment to predict response to immunotherapies. DetermaCNI™ is a blood-based monitoring tool for monitoring therapeutic efficacy in cancer patients.

Additional Information for Investors:

Please visit https://investors.oncocyte.com/ to find our latest investor materials.

A refreshed investor presentation has been posted to the Company’s investor site. You may access that here, or by accessing this URL:https://investors.oncocyte.com/~/media/Files/O/Oncocyte-IR/events-and-presentations/ocx-presentation-feb-2025.pdf

Jeff Ramson

PCG Advisory

(646) 863-6893

jramson@pcgadvisory.com

Andrea James

CFO

Oncocyte

ajames@oncocyte.com